Agreement

Montana Tunnels

Amendment and
Restatement Agreement

Montana Tunnels Mining, Inc.

Apollo Gold Corporation

Apollo Gold Inc.

RMB Australia Holdings Limited

RMB Resources Inc.

rowen.cross@freehills.com

QV.1 Building 250 St Georges Terrace Perth WA 6000 Australia GPO Box U1942 Perth WA 6845 Australia Sydney Melbourne Perth Brisbane Singapore	Telephone +61 8 9211 7777 Facsimile +61 8 9211 7878 www.freehills.com DX 104 Perth Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

	Table of contents

	Operative Part	3

1	Definitions and interpretation	3

	1.1 Definitions	3
	1.2 Interpretation	3
	1.3 Terms defined in the Amended Facility Agreement	3

2	Amendments to the Facility Agreement	3

3	Conditions Precedent	4

4	Satisfaction of Conditions Precedent	4

5	Ratification	4

6	Acknowledgments and covenants	4

	6.1 General acknowledgements and covenants	4
	6.2 Guarantor acknowledgements and covenants	5

7	Governing law and jurisdiction	5

8	Counterparts	5

9	Attorneys	5

10	Costs and stamp duty	5

	Schedule

	Notice	7

	Signing page	8

	Attachment – Amended Facility Agreement

Contents 1

Amendment and Restatement Agreement

Date ►

Between the parties
Borrower

Montana Tunnels Mining, Inc.

a corporation existing under the laws of Delaware, United States of America of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America

(Borrower)

Guarantors

Apollo Gold Corporation

a corporation existing under the laws of the Yukon Territory, Canada of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America

(APG)

Apollo Gold Inc.

a corporation existing under the laws of Delaware, United States of America of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America

(AGI)

Financier	RMB Australia Holdings Limited a company incorporated under the laws of Australia of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia (Financier)
Agent	RMB Resources Inc. a company incorporated under the laws of Delaware, United States of America of Suite 900, 143 Union Boulevard, Lakewood, Colorado 80228, United States of America (Agent)
Recitals

1      Under a facility agreement dated 12 October 2007 between the Borrower, the Financier, the
    Guarantors and the Agent the Lender provided to the Borrower a credit facility of up to US$8,000,000 to finance the development of the Montana Tunnels
    Mine located near Helena, in Jefferson County, Montana, United States of America
    (Facility Agreement).

2 At the request of the Borrower, the Lender and the Agent have agreed to amend and supplement the Facility Agreement on the terms and conditions contained in this agreement.

Operative Part

This agreement witnesses as follows:

1.	Definitions and interpretation

1.1	Definitions

The meanings of the terms used in this agreement are set out below.

Term	Meaning
Amended Facility Agreement	the Facility Agreement as amended and supplemented in accordance with clause 1.3.
Conditions Precedent	the conditions precedent set out in clause 3 of this agreement.
Effective Date	the date specified as the ‘Effective Date’ in the notice given by the Agent under clause 4.
Relevant Transaction Documents	1 this agreement; 2 the Amended Facility Agreement; and 3 the Securities.

1.2	Interpretation

(a)	This agreement is supplemental to the Facility Agreement.

(b)	The principles of interpretation contained in clause 1.2 of the Facility Agreement apply, with any necessary changes, to this agreement.

1.3	Terms defined in the Amended Facility Agreement

Any term defined in the Amended Facility Agreement has the same meaning when used in this agreement unless the context otherwise requires.

2	Amendments to the Facility Agreement

On and from the Effective Date the Borrower, each Guarantor, the Lender and the Agent covenant and agree that the Facility Agreement is amended and supplemented in the manner set out in the Attachment.

3 Conditions Precedent

3	Conditions Precedent

The operation of this agreement is subject to and conditional on the Agent receiving each condition precedent described in clause 2.2 of the Amended Facility Agreement in form and substance satisfactory to the Agent.

4	Satisfaction of Conditions Precedent

Once the Agent has received all of the Conditions Precedent, it must give written notice in the form of the schedule to the Borrower stating that the Conditions Precedent have been satisfied and nominating a date to be the Effective Date for the purposes of this agreement and the Amended Facility Agreement.

5	Ratification

(a)	The parties to this agreement ratify and confirm the Amended Facility Agreement and each of the other Transaction Documents.

(b)
On the Effective Date, the Borrower and each Guarantor gives all the representations and warranties set out in clause 7 of the Amended Facility Agreement with reference to the present facts and circumstances, as if made on the Effective Date.

6	Acknowledgments and covenants

6.1	General acknowledgements and covenants

The Borrower and each Guarantor acknowledge, covenant and agree with the Lender and the Agent that:

(a)
it is a Default under the Amended Facility Agreement and the other Transaction Documents (including the Relevant Transaction Documents) if, immediately before the Effective Date occurs and the amendment set out in clause 2 of this agreement takes effect, a ‘Default’ (as that term is defined in the Facility Agreement) has occurred and is continuing;

(b)	the Relevant Transaction Documents are Transaction Documents for the purposes of the Amended Facility Agreement and each other Transaction Document;

(c)
this agreement and the Amended Facility Agreement will not abrogate, prejudice, discharge or limit in any way the enforceability of the Securities which continue to secure all obligations under the Amended Facility Agreement;

(d)
except to the extent expressly provided under this agreement, this agreement will not abrogate, prejudice, discharge, limit or affect in any way its duties, obligations and liabilities under any Transaction Document; and

(e)	each of the Securities to which it is a party secures each of its obligations under the Transaction Documents.

7 Governing law and jurisdiction

6.2	Guarantor acknowledgements and covenants

Each Guarantor guarantees the obligations of the Borrower under the Amended Facility Agreement and acknowledges, covenants and agrees that each of the Securities to which it is a party is:

(a)	a principal obligation and is not ancillary to any Encumbrance (other than another Collateral Security) or other obligation however created; and

(b)	independent of and unaffected by any Collateral Security or other obligation however created which the Lender or Agent may hold at any time in respect of moneys secured under the Securities.

7	Governing law and jurisdiction

(a)
This agreement is governed by the laws of the State of Colorado and the laws of the United States of America which are applicable in the State of Colorado, other than any laws which would result in the imposition of the laws of another jurisdiction.

(b)	Each Transaction Party and each Finance Party irrevocably submits to the non-exclusive jurisdiction of the federal courts of the State of Colorado.

(c)	Each Transaction Party and each Finance Party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)
Each Transaction Party and each Finance Party irrevocably waives any immunity in respect of its obligations under this agreement that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

8	Counterparts

This agreement may be executed in any number of counterparts and different parties to this agreement on separate counterparts, each complete set of which, when so executed by all parties, are original but all counterparts together constitute one and the same instrument.

9	Attorneys

Each of the attorneys executing this agreement respectively acknowledges that the attorney has at the time of executing this agreement no notice of the revocation of the power of attorney under the authority of which the attorney executes this agreement.

10	Costs and stamp duty

The Borrower must pay all:

(a)	costs and disbursements incurred in connection with the negotiation, preparation, execution and completion of this agreement and all counterparts of this agreement; and

(b)	all stamp duty payable on or in respect of this agreement.

10 Costs and stamp duty

Schedule

Notice

To:	The Directors

Montana Tunnels Mining, Inc.

From:	RMB Resources Inc. (Agent)

We refer to the agreement dated [insert date] entitled ‘Amendment and Restatement Agreement between Montana Tunnels Mining, Inc. (as Borrower), Apollo Gold Corporation, Apollo Gold Inc. (as Guarantors), RMB Australia Holdings Limited (as Financier) and RMB Resources Inc. (as Agent) (Amendment and Restatement Agreement).

Under clause 4 of the Amendment and Restatement Agreement we give you notice that:

1	the conditions precedent in clause 4 of the Amendment and Restatement Agreement have been satisfied;

2	the Effective Date for the purposes of the Amendment and Restatement Agreement and the Amended Facility Agreement (as defined in the Amendment and Restatement Agreement) is [insert date]; and

3	the amendments set out in clause 2 of the Amendment and Restatement Agreement take effect on and from the Effective Date.

Dated:
Signed for and on behalf of the Agent
by

Authorised Officer of the Agent

Signing page

Executed as an agreement

Borrower

Signed for Montana Tunnels Mining, Inc. By its authorised signatory

By:
Authorised Signatory

print name

title

Guarantor

Signed for Apollo Gold Corporation By its authorised signatory

By:
Authorised Signatory

print name

title

Guarantor

Signed for Apollo Gold Inc. By its authorised signatory

By:
Authorised Signatory

print name

title

Signing page

Agent

Signed for RMB Resources Inc. By its authorised officer

By:
Authorised Officer

print name

Title

Financier

Signed for RMB Australia Holdings Limited By

By:
Director

print name

By:
Director / Secretary

print name

title

Attachment – Amended Facility Agreement